AGREEMENT

     This Joint Venture Agreement is made effective this 9th day of December, 1997, by and between Synergy Business Services, Inc., ("Synergy"), a Texas corporation with offices at 2537 South Gessner, Suite 128, Houston, TX 77063 and PartnerCare, Inc. ("PCI"), a New York corporation, with offices at 111 Great Neck Road, Suite 604, Great Neck 11021.

     WHEREAS, Synergy is in the business of consulting in the health field regarding managed care revenue enhancement and other similar allied enterprises, and

     WHEREAS, Synergy provides consultation services in the healthcare industry, and

     WHEREAS, PCI is desirous of obtaining the services of Synergy on a private label basis, and Synergy is desirous is performing its services for PCI, and

     WHEREAS, Synergy, in furtherance of its obligations, pursuant to the terms of this Agreement will seek to assist PCI to provide its services for accounts which will become exclusive accounts of PCI for PCI's services or products.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is expressly acknowledged, Synergy agrees to provide its services for PCI as follows:

1. Services Provided By Synergy

a. Review Hospital agreements with payors and managed care companies to assess performance requirements.

b. Review Hospital claims to ensure that anticipated revenues on those claims reviewed are actually being generated pursuant to the agreement with the payor.

c. Conduct claims audits to determine whether Hospita's reimbursement is consistent with its billing and in accordance with its agreement with payors.

d. Identify and recover charges subsequent to the presentation of the Hospital's final bill to the payor, as well as review previously submitted claims.

e.   Negotiate any and all  settlements.  Hospital  shall only have the right to
     approve  or  disapprove  of  the  settlement  amount,   which  approval  or
     disapproval shall not be unreasonably withheld.

f. Be responsible for all payor communications, correspondences and follow-up pertaining to the collection of all monies owed to PartnerCare hospital clients.

g. PCI shall provide Synergy with an "800" toll-free number which shall be noted on all billing and collection documents. Synergy personnel shall respond to the "800" number and respond to all communications as a representative of PCI.

h. Synergy shall not bill patients directly, unless written approval is obtained by PCI.

     i. Since Synergy will be private labeled, all communication with PCI clients and hospital payors shall not reference Synergy. PCI letterheads, stationary and name shall always be referenced as the company providing services pursuant to the contracts with its hospital clients.

2. Compensation.

     PCI shall compensate Synergy for the Services provided as follows:

     A. Synergy shall be entitled to seventeen and a half (17.5%) percent of the cash received by PCI for services provided. Payments to Synergy shall be made on the 10th of each month following the month that cleared funds have been received by PCI. PCI shall be responsible to make payments to Synergy as called for in this Agreement.

     B. All billing to Hospital's Payors and to patients shall identify PCI as the billing agent for Hospital and shall utilize a designated PO Box address for purposes of payment to reduce the clerical demands on Hospital's personnel. All payments received by PCI shall be retained in a lock-box account. PCI will post all payments promptly so as to eliminate, wherever possible, unnecessary re-billing and follow-up on claims previously paid. PCI shall also report payments directly received to the Hospital via facsimile on a monthly basis.

3. Term of Agreement:

     A. This Agreement shall have an initial term of twelve (12) months from the date hereof.

     B.   Despite   anything  to  the  contrary   contained  in  this  Agreement
          hereunder, PCI may terminate this Agreement if any of the following events occur.

          1. Failure to Follow Instructions. PCI can terminate this Agreement in the event Synergy fails to follow PCI's instructions. PCI must advise Synergy that its actions or inactions are unacceptable and give Synergy a reasonable time to comply. If Synergy fails to comply, or a later time makes the same unacceptable action or inaction, it may be terminated hereunder by PCI's service of "Notice of Termination" to Synergy.

          2. Breach of Synergy's Duties. PCI can terminate this Agreement in its sole judgment.

          3. Notice of Breach: Any party claimed to have breached or defaulted under this Agreement shall be notified of such breach or default in writing by certified mail, return receipt requested, at the address listed below, and shall have thirty (30) days from the date of receipt of such notice to cure such breach.

     C. Post Termination payments to Synergy. Payments due to Synergy shall continue as long as PCI receives cash based on this Agreement in which Synergy has performed work on PCI clients.

5. Nondisclosure of Confidential Information.

     In consideration of each party entering into this Agreement, each party agrees that the following items used in their respective businesses are secret, confidential, unique and valuable, were developed by each party at great cost and over a long period of time, and disclosure of any of the items to anyone other than each party's officers, agents, or authorized employees will cause the other party irreparable injury;

     A. Non-public financial information and other information, accounting information, plans of operations, possible mergers or acquisitions prior to the public announcement;

     B.   Customer lists, call lists, and other confidential customer data;

     C. Memoranda, notes and records concerning the technical processes conducted by Synergy; and

     D.   Sketches,   plans  drawings,   and  other  confidential  research  and
          development data.

     E. Any other data, lists, processes, etc. that are shared in confidence between the parties.

     F. All client work products that are developed and used by Snyergy in order to perform services for PCI accounts shall be the property of PCI. Such work should enable PCI to follow-up on its clients claims in the event of a default or expiration of this agreement.

6. Best Efforts Basis.

     Synergy agrees that it will at all times faithfully and to the best of its experience, ability and talents, perform all the duties that may be required of and from Synergy, pursuant to the terms of this Agreement. Synergy does not guarantee that its efforts will have any impact on PCI's business or that any subsequent financial improvement will result from Synergy's efforts.

7. Place of Services.

     Services contemplated to be performed by Synergy or its agents will be performed through Synergy's offices and at hospitals designated by PCI.

8. Exclusive Services.

     a. Synergy acknowledges that the services provided under this Agreement are exclusive in nature for the hospitals contracting with PCI.

     b. Synergy and PCI shall enter into a non-circumvention/non-disclosure agreement attached hereto and made a part hereof.

9. All Prior Agreements Terminated.

     This Agreement constitutes the entire understanding of the parties, and all prior agreements with respect thereto are hereby terminated and shall be of no force or effect.

10. Representations and Warranties of PCI.

         PCI hereby represents and warrants to Synergy that:

     A. Corporate Existence. PCI is a corporation duly organized and validly existing, under the laws of the State of New York, with corporate power to own property and carry on its business as it is now being conducted.

     B. Authority. This Agreement constitutes a valid and binding obligation of the PCI.

     C. No Conflict. This Agreement has been duly executed by PCI and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment, decree, or order to which PCI is a party or to which PCI is subject, nor will such execution and performance constitute a violation or conflict of any fiduciary duty to which PCI is subject.

11. Representations and Warranties of Synergy.

     Synergy hereby represents and warrants as follows:

     A. Corporate Existence. Synergy is a corporation duly organized and validly existing, under the laws of the State of Texas, with corporate power to own property and carry on its business as it is now being conducted.

     B. Authority. This Agreement constitutes a valid and binding obligation of Synergy.

     C. Prior Experience. Synergy has extensive experience in the areas of the services it is to perform hereunder and has performed the services contemplated by this Agreement for the benefit of other companies.

     D. Information. No representation or warranty contained herein, nor a statement in any document, certificate or schedule furnished or to be furnished, pursuant to this Agreement by Synergy, or in connection with the transaction contemplated hereby, contains or contained any untrue statement of material fact to the best of Synergy's knowledge.

     E. Inside Information Securities Laws Violations. In the course of the performance of his duties, Synergy may become aware of information which may considered "inside information" within the meaning of the Federal Securities Laws, Rules and Regulations. Synergy acknowledges that its use of such information to purchase or sell securities of PCI's parent company, Juniper Group, Inc. or its affiliates, or to transmit such information to any other party with a view to buy, sell, or otherwise deal in PCI's securities, is prohibited by law and would constitute a breach of this Agreement and notwithstanding the provisions of this Agreement.

     F. No Restrictions. There is no pending or threatened suit, action, or legal, administrative arbitration or other proceeding of claim by any governmental agency, whether federal, state, local or foreign, against Synergy or any individual or entity which Synergy controls, is controlled by, or is under common control with, which adversely, or might adversely, effect Synergy's ability to provide the services set forth herein.

     Synergy's performance of the services hereunder is not in violation of any law, statute or regulation of any governmental authority, whether federal, state, local or foreign, or any of the terms, conditions, or provisions of any judgment, order, injunction, decree or ruling of any court or governmental authority, whether federal, state, local or foreign.

     Synergy has all requisite licenses, authorizations and consents, if any, necessary to perform the services hereunder.

     G. Subsequent Events. Synergy will notify PCI if, subsequent to the date hereof, either party incurs obligations which could compromise its efforts and obligations under this Agreement.

12. Miscellaneous.

     A. Amendment. This Agreement may be amended or modified at any time and in any manner, but only by an instrument in writing executed by the parties hereto.

     B. Waiver. All the rights and remedies of either party under this Agreement are cumulative and are not exclusive of any other rights and remedies provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act or occurrence shall not be deemed to be a consent to any other act of occurrence.

     C. Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the breach hereof, shall be settled by binding arbitration to be held in New York, New York, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, currently in effect. The costs of which shall be shared equally by both parties. Any Arbitration award can be enforced in the Courts of New York.

     D.   Assignment:

          ( i) Neither party to this Agreement shall assign any right created by it without the prior written consent of the other;

          (ii) Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties and their successors, any rights or remedies under this Agreement.

     E. Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail postage prepaid, or when deposited with a public telegraph company for transmittal or when sent by facsimile transmission, charges prepared, provided that the communication is addressed:

          (    i) In the case of Synergy to:

                           SYNERGY
                           2537 South Gessner
                           Suite 128
                           Houston, TX   77063
                           Attn.:   Micheal J. Maher, Esq.
                                    President
                           (ii)     In the case of PCI to:

                           PARTNERCARE, INC.
                           111 Great Neck Road
                           Suite 604
                           Great Neck, NY  11021
                           Attn.:   Richard O. Vazquez
                                    President

     or to such other person or address designated by the parties to receive notice.

          F. Headings and Captions. The headings of paragraphs are included solely for convenience. If a conflict exists between any heading and the text of this Agreement, the text shall control.

          G. Entire Agreement. This instrument and the exhibits to this instrument contain the entire Agreement between the parties with respect to the transaction contemplated by the Agreement. It may be executed in any number of counterparts, but the aggregate of the counterparts together constitute only one and the same instrument.

          H. Effect of Partial Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be constructed as if its never contained any such invalid, illegal or unenforceable provisions.

          I. Controlling Law. The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of New York, the state in which this Agreement is being executed.

          J. Attorney's Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover actual attorney's fees from the other party. The attorney's fees may be ordered by the court in the trial of any action described in this paragraph or may be enforced in a separate action brought for determining attorney's fees.

          K. Mutual Cooperation. The parties hereto shall cooperate with each other to achieve this purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transactions described herein.

          L. Further Actions. At any time and from time to time, each party agrees, at its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Agreement.

          M.   Indemnification.

               ( i) PCI and Synergy agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorney's fees and expenses asserted against or imposed or incurred by either party by reason of, or resulting from, a breach of any representation, warranty, covenant, condition or agreement of the other party to this Agreement.

               (ii) In  all   managed   care   revenue   enhancement   contracts
                    disseminated after December 1, 1997, PCI will include the following hospital indemnification clause: Client agrees that it will comply with all required billing compliance procedures. Client agrees to maintain an effective fraud and abuse program for its billing procedures. Client shall remain solely responsible for any coding errors that may occur. Client agrees that all information that PCI obtains to provide billing services to PCI solely from Client and Client is responsible for its accuracy. Client agrees to indemnify and hold PCI harmless from and against any and all losses, claims, damages, liabilities and obligations of any kind and descriptions, including any reasonable attorney's fees incurred by PCI in investigating, defending or settling such losses, damages and obligations, arising out of Client's errors in coding or any other errors in procedures required to properly bill charges and collect on accounts and matters thereto.

               (iii)Approval or disapproval of Item ii by hospital  clients will not constitiute a
                           breach of this Agreement.

          N. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto, and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

          O. Facsimile Counterparts. If a party signs this Agreement and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement.

          P. Accounting. PCI shall provide Synergy with a copy of all payments received into the lockbox on a monthly basis.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the date herein above written.



SYNERGY BUSINESS SERVICES                   PARTNERCARE, INC.


By: /s/ Michael L.Maher                  By:/s/ Vlado P. Hreljanovic
    -------------------                     ------------------------
    Michael L. Maher, Esq.                      Vlado P. Hreljanovic
    President                                   Chairman/CEO